Exhibit 10.161

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_ 00232062.0

AMENDMENT

Date of Amendment: October 1, 2017

AMENDMENT to the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to the terms of the Amendment (**************************************) between MSCI and Licensee dated ************** (the “Previous Amendment”), MSCI granted Licensee the right to use the MSCI index identified below as the basis for the Licensee Fund identified below:

•	***************************************************************************************** ****************************************************

WHEREAS, pursuant to the terms of the Amendment (**************************************) between MSCI and Licensee dated *********** (the “*********** Amendment”), MSCI and Licensee mutually agreed to change the name of such Licensee Fund to the following:

•	iShares Edge MSCI Multifactor Emerging Markets ETF

(The term “Fund” as used herein shall have the meaning ascribed to it in the Previous Amendment.)

WHEREAS, the parties wish to further amend the Agreement to allow for the cross-listing of the Licensee Funds identified above, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Exhibit B of the Agreement is hereby amended to allow the Licensee Fund identified above to be listed and traded on the Mexican Stock Exchange (Bolsa Mexicana de Valores) (herein referred to as the “Mexican Listed Fund”) after such Fund is listed on a United States exchange. The Mexican Listed Fund must be issued, sold and traded on a public basis in accordance with applicable Mexican securities law. All other terms and restrictions contained in Exhibit B of the Agreement shall apply to the Mexican Listed Fund. For the avoidance of doubt, the ************ set forth in the Previous Amendment shall apply with respect to the *******************.  For clarity, there shall be **************************************************************************  ******************************************************************************************** *****************************************************************************************************************.

2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof.  To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

A.N.: 130339

AMD_ 00232062.0

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Fund Advisors	MSCI Inc.
By /s/ Ruth Weiss	By /s/ Alex Gil
Name Ruth Weiss	Name Alex Gil
Title Managing Director	Title Executive Director